UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 27, 2018

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 27, 2018, Rexford Industrial Realty, Inc. (the “Company”), as guarantor, and RIF I—Don Julian, LLC, RIF I—Lewis Road, LLC, RIF I—Oxnard, LLC, RIF I—Walnut, LLC, RIF II—Rexford Business Center – Fullerton, LLC, RIF III—Irwindale, LLC and Rexford Industrial—Madera Industrial, LLC, all wholly-owned subsidiaries of the Company’s operating partnership and collectively the “Borrower,” entered into the Second Modification Agreement (the “Modification Agreement”) to amend the Company’s Term Loan Agreement, dated as of July 24, 2013 (as amended from time to time), by and between the Borrower and Bank of America, N.A. as lender.
The Modification Agreement, among other things, (i) extends the maturity date of the term loan from August 1, 2019, to August 1, 2023, (ii) decreases the interest rate from LIBOR plus 1.90% per annum to LIBOR plus 1.70% per annum, (iii) provides for one 24-month extension option, subject to certain terms and conditions, and (iv) amends the term loan repayment schedule by adding 36 months of interest only payments, followed by equal monthly payments of principal ($65,250), plus accrued interest until maturity.
The foregoing summary of the Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the Modification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1
Second Modification Agreement, dated June 27, 2018, by and among RIF I—Don Julian, LLC, RIF I—Lewis Road, LLC, RIF I—Oxnard, LLC, RIF I—Walnut, LLC, Rexford Business Center—Fullerton, LLC, RIF III—Irwindale, LLC, and Rexford Industrial—Madera Industrial, LLC, collectively as Borrower, Rexford Industrial Realty, Inc., as Guarantor, and Bank of America, N.A., as Lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.

July 3, 2018	/s/ Adeel Khan
Adeel Khan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Modification Agreement, dated June 27, 2018, by and among RIF I—Don Julian, LLC, RIF I—Lewis Road, LLC, RIF I—Oxnard, LLC, RIF I—Walnut, LLC, Rexford Business Center—Fullerton, LLC, RIF III—Irwindale, LLC, and Rexford Industrial—Madera Industrial, LLC, collectively as Borrower, Rexford Industrial Realty, Inc., as Guarantor, and Bank of America, N.A., as Lender.